SCHEDULE 14A INFORMATION
                 PROXY STATEMENT PURSUANT TO SECTION 14(a)
          OF THE SECURITIES EXCHANGE ACT OF 1934 (Amendment No. 1)

Filed by the Registrant {X}

Filed by a Party other than the Registrant {_}

Check the appropriate box:
{_} Preliminary Proxy Statement (Revocation of Consent Statement) {_} Confidential, for Use of the Commission Only (as permitted by
        Rule 14a-6(e)(2))
{_}     Definitive Proxy Statement (Revocation of Consent Statement)
{X}     Definitive Additional Materials
{_}     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        ENVIRODYNE INDUSTRIES, INC.
                 -----------------------------------------
              (Name of Registrant as Specified in Its Charter)


                 -----------------------------------------
  (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
{X}     No fee required.
{_} Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
        (1)    Title of each class of securities to which transaction applies:
        (2)    Aggregate number of securities to which transaction applies:
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): _____
        (4)    Proposed maximum aggregate value of transactions:  __________
        (5)    Total fee paid.

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{_}     Fee paid previously with preliminary materials.

{_} Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)    Amount Previously Paid: ______________________________________
        (2)    Form, Schedule or Registration Statement No.: ________________
        (3)    Filing Party: ________________________________________________
        (4)    Date Filed: __________________________________________________



                       Annual Meeting of Stockholders
                                May 16, 1997




Dear Stockholder:

        We have been endeavoring to reach you by phone concerning the Envirodyne Industries, Inc. Annual Meeting of Stockholders, but to date we have been unsuccessful. The matters to be voted on at the Annual Meeting are very important.

        The time before the May 16, 1997 Annual Meeting is short. Please sign, date and return the enclosed WHITE proxy immediately so that your shares may be represented at the meeting. Please contact Morrow & Co., Inc., our proxy solicitor, toll free, at 1-800-662-5200 with any questions.

        Your immediate attention is greatly appreciated. Thank you.


Very truly yours,


Envirodyne Industries, Inc.